SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C.  20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934



   Date of Report                December 12, 1997
                 -------------------------------------------------------
                        (Date of earliest event reported)


                                   PORTEC, INC.
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                (Exact name of registrant as specified in charter)


     Delaware                     1-500                36-1637250
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   (State or other             (Commission            (IRS Employer
   jurisdiction of            File Number)          Identification No.)
   incorporation)


   One Hundred Field Drive, Suite 120, Lake Forest, Illinois  60045
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   (Address of principal executive offices)               (Zip Code)



                                (847) 735-2800
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              (Registrant's telephone number, including area code)


                          No change since last report
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        (Former name or former address, if changed since last report)


   ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
   -------   ------------------------------------
   Pursuant to an Asset Purchase Agreement dated October 16, 1997, between Registrant and Astec Industries, Inc. ("Astec"), Registrant sold certain assets of its Construction Equipment Division located in Yankton, South Dakota to Astec. The assets sold related to Registrant's Pioneer, Kolberg, Innovator and Environmental product lines and included receivables, inventory, land, plant, equipment, furniture, tooling, engineering data, intellectual property and related items. Astec also assumed certain liabilities related to the Construction Equipment Division.

   The transaction with Astec was completed on December 2, 1997, and a portion of the proceeds from the sale of approximately $25,000,000 cash will be used by Registrant to reduce its outstanding bank debt. Registrant is continuing to evaluate its strategic alternatives, including, among others, the sale of its remaining Materials Handling business or continuation as a public company. Until such decision is made, proceeds in excess of outstanding bank debt will be invested in marketable securities. The purchase price was arrived at by arms-length negotiations between Registrant and Astec and there were no material relationships between Registrant and Astec or between their affiliates, officers and directors or between any associate of any such officer or director.

   Pursuant to an Asset Purchase Agreement dated November 6, 1997, between Registrant and Rail Products Acquisition Corp. ("Rail Products"), Registrant sold assets of its Railway Products segment to Rail Products whose principal stockholder is Marshall T. Reynolds, a Huntington, West Virginia businessman. The assets sold related to the product lines of the Railway Maintenance Products Division in Pittsburgh, Pennsylvania and the Shipping Systems Division in Oak Brook, Illinois and included receivables, inventory, plant, equipment, furniture, tooling, engineering data, intellectual property and related items. Rail Products also assumed certain liabilities of the Railway Maintenance Products Division and the Shipping Systems Division. In addition, the stock of two of Registrant's wholly owned subsidiaries, Portec, Ltd., in Lachine, Quebec, and Portec (U.K.) Ltd. in North Wales was sold to Rail Products.

   The transaction with Rail Products was completed on December 10, 1997. Until Registrant makes a decision with respect to its strategic alternatives, the proceeds of approximately $26,500,000 will be invested in marketable securities. The purchase price was arrived at by arms-length negotiations between Registrant and Rail Products and there were no material relationships between Registrant and Rail Products or between their affiliates, officers and directors or between any associate of any such officer or director except as noted. John S. Cooper, former Senior Vice President of Registrant and General Manager of the Railway Products Maintenance Division is a part owner of Rail Products Acquisition Corp. Mr. Yonker, Chairman and Chief Executive Officer of Portec, Inc. is a former director of Portec (U.K.) Ltd. and the former Chairman of the Board of Portec, Ltd.


   ITEM 7.     FINANCIAL  STATEMENTS;  PRO  FORMA  FINANCIAL  INFORMATION  AND
   -------     ---------------------------------------------------------------
   EXHIBITS
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                       PRO FORMA FINANCIAL INFORMATION
                       -------------------------------

   The Registrant's September 30, 1997 Consolidated Balance Sheet and the Consolidated Statement of Income and Accumulated Deficit for Three and Nine Months ended September 30, 1997 and September 30, 1996 as filed on Form 10-Q dated September 30, 1997 relects the dispositions described in Item 2 as discontinued operations and are incorporated herein by reference. The following unaudited pro forma consolidated statement of income for the years ended December 31, 1996, 1995, and 1994 reflects the dispositions as discontinued operations.



                                             12/31/96     12/31/95    12/31/94
                                           -----------   ----------  ----------
   Revenues
    Net sales                              $    27,217   $   24,755  $  16,943
    Other income                                   130          455      1,201
                                           -----------   ----------  ---------
     Total                                      27,347       25,210     18,144

   Costs and expenses
    Cost of goods sold                          17,110       15,784      9,555
    Selling, general and administrative          5,856        5,716      6,589
    Depreciation and Amortization                  606          464        390
    Other Expenses                                                         683
    Interest                                       788          805        527
                                           -----------   ----------  ---------
     Total                                      24,360       22,769     17,744


   Income from continuing operations
    before provision for income tax              2,987        2,441        400
   Income tax provision                           (596)         177         86
                                           -----------   ----------  ---------

   Net income from continuing operations         3,583        2,264        314


   Income from discontinued operations,
    net of income taxes                          3,308          634      6,511
                                           -----------   ----------  ---------

   Net income                                    6,891        2,898      6,825
                                           ===========   ==========  =========


   Earnings Per Share
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   Net income from continuing operations         $0.78        $0.49      $0.07
                                                 -----        -----      -----

   Income from discontinued operations,
    net of income taxes                          $0.72        $0.14      $1.42
                                                 -----        -----      -----

   Net Income                                    $1.50        $0.63      $1.49
                                                 =====        =====      =====



   The dispositions will result in a pretax gain of approximately $17,100,000 to be recorded in the fourth quarter of 1997. The after tax gain has not yet been determined.


   If the dispositions had been reflected in the historical statements on a pro forma basis, the outstanding bank debt would have been extinguished, interest expense would have been eliminated and excess cash would have been recorded.


                                    EXHIBITS
                                    --------
   2.a    Asset Purchase Agreement between Astec Industries, Inc. and Portec,
   Inc. dated October 16, 1997. (Schedules and exhibits to said Agreement are not filed, but are listed in said Agreement and the Registrant will furnish supplementally a copy of any schedule or exhibit to the Commission upon request.)

   2.b    Asset Purchase Agreement between Rail Products Acquisition Corp. and
   Portec, Inc. dated November 6, 1997. (Schedules and exhibits to said Agreement are not filed, but are listed in said Agreement and the Registrant will furnish supplementally a copy of any schedule or exhibit to the Commission upon request.)


                                   SIGNATURES
                                   ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                       PORTEC, Inc.
                                                       (Registrant)



   Date:     December 12, 1997               By: /s/ N. A. Kindl
        ---------------------------             -----------------------
                                                       N. A. Kindl
                                                    Vice President and
                                                        Secretary




                                  EXHIBIT INDEX
                                  -------------

                                                                      Page No.
                                                                        Within
                                                                    Sequential
                                                                     Numbering
                                                                     System of
                                                                    Exhibit or
                                                                         Where
                                                                  Incorporated

     Exhibit                      Description                     By Reference
     -------                      -----------                     ------------

       2.a                    Asset Purchase Agreement                  6
                              between Astec Industries, Inc.
                              and Portec, Inc. dated October 16,
                              1997.  (Schedules and exhibits to
                              said Agreement are not filed, but
                              are listed in said Agreement and
                              the Registrant will furnish
                              supplementally a copy of any schedule
                              or exhibit to the Commission
                              upon request.)


       2.b                    Asset Purchase Agreement                  30
                              between Rail Products Acquisition
                              Corp. and Portec, Inc. dated
                              November 6, 1997.  (Schedules and
                              exhibits to said Agreement are not
                              filed, but are listed in said
                              Agreement and the Registrant
                              will furnish supplementally a copy
                              of any schedule or exhibit to the
                              Commission upon request.)